Exhibit 99.2

Supplemental Investor Package
___________________________________________________
Third Quarter 2013

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel: 973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	September 30,				September 30,				December 31,
	2013				2012				2012
				Unrecognized/				Unrecognized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrealized	Balance		Market	Unrealized
	Sheet		Value	Gain	Sheet		Value	Gain	Sheet		Value	Gain
Invested Assets:
Corporate bonds 1	$2,533,612		2,540,760	41,013	$2,223,077		2,234,897	119,877	$2,239,284		2,250,536	110,822
Government and Municipal bonds	1,521,782		1,541,201	47,265	1,647,599		1,681,098	108,778	1,610,798		1,640,138	99,026
Total bonds	4,055,394		4,081,961	88,278	3,870,676		3,915,995	228,655	3,850,082		3,890,674	209,848
Equities	180,506		180,506	22,183	155,577		155,577	27,710	151,382		151,382	18,941
Short-term investments	172,087		172,087	-	184,878		184,878	-	214,479		214,479	-
Other investments	108,073		108,073	-	122,081		122,081	-	114,076		114,076	-
Total invested assets	4,516,060		4,542,627	110,461	4,333,212		4,378,531	256,365	4,330,019		4,370,611	228,789

Invested assets per $ of stockholders' equity	4.02				3.85				3.97

Total assets	6,266,345				5,879,941				6,794,216

Liabilities:
Reserve for losses and loss expenses	3,316,291				3,103,111				4,068,941
Unearned premium reserve	1,111,539				1,017,076				974,706

Total liabilities	5,142,136				4,755,563				5,703,624

Stockholders' equity	1,124,209				1,124,378				1,090,592

Total debt to capitalization ratio	25.9%				21.5%				22.0%
Adjusted total debt to capitalization ratio 2	25.9%				15.2%				15.6%

Book value per share	20.16				20.44				19.77

Book value per share excluding
unrealized gain or loss on bond portfolio	19.44				18.28				17.78

NPW per insurance segment employee 3	895				832				842

Statutory premiums to surplus ratio	1.5	x			1.5	x			1.6	x

Statutory surplus	1,194,797				1,088,494				1,050,107

1 Includes mortgage-backed and asset-backed securities.
2 For September 30 and December 31 of 2012, the adjusted debt to capitalization ratio reflects an estimated equity treatment of 90% applied to our $100 million Junior Subordinated Notes issued September 25, 2006 as applied by A.M. Best. These notes were redeemed in March of 2013, eliminating their effect on equity.

3 Prior year amounts have been restated to include the impact of E&S

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
September 2013		THREE MONTHS ENDED September 30,				NINE MONTHS ENDED September 30,
($ in thousands, except per share amounts)		2013		2012		2013		2012
			Per diluted share		Per diluted share		Per diluted share		Per diluted share
Consolidated
Revenue		$486,813		$436,872		1,415,707		$1,285,127
Operating income		23,922	0.42	18,982	0.34	67,819	1.20	34,414	0.62
Net realized gains (losses), after tax		8,731	0.15	(708)	(0.01)	14,261	0.25	2,241	0.04
Income from continuing operations		32,653	0.57	18,274	0.33	82,080	1.45	36,655	0.66
Loss on discontinued operations, after tax		-	-	-	-	(997)	(0.02)	-	-
Net income		32,653	0.57	18,274	0.33	81,083	1.43	36,655	0.66
Operating return on equity		8.6%		6.9%		8.2%		4.2%

Total Insurance Operations
Gross premiums written		592,902		538,919		1,685,768		1,549,141
Net premiums written		492,748		450,518		1,405,049		1,296,253
Net premiums earned		437,568		406,225		1,284,760		1,177,266
Underwriting gain (loss)	- before tax	10,151		861		26,795		(27,464)
	- after tax	6,598	0.12	559	0.01	17,417	0.31	(17,852)	(0.32)
GAAP combined ratio		97.7%		99.8%		97.9%		102.3%

Total Standard lines
Net premiums earned		405,676		381,498		1,192,762		1,126,849
GAAP combined ratio		97.5%		98.3%		97.6%		101.0%
Standard Commercial lines
Net premiums earned		330,962		309,693		971,464		916,479
GAAP combined ratio		97.3%		100.2%		97.5%		101.6%
Standard Personal lines
Net premiums earned		74,714		71,805		221,298		210,370
GAAP combined ratio		98.2%		89.9%		98.0%		98.6%
Excess and Surplus lines
Net premiums earned		31,892		24,727		91,998		50,417
GAAP combined ratio		100.0%		123.1%		102.4%		131.1%

Investments
Net investment income	- before tax	32,457		30,650		99,330		97,284
	- after tax	24,510	0.43	23,494	0.42	75,049	1.32	73,979	1.33
Effective tax rate		24.5%		23.3%		24.4%		24.0%
Annual after-tax yield on investment portfolio						2.3%		2.3%
Annual after-tax, after-interest expense yield						1.9%		2.0%
Invested assets per $ of stockholders' equity						4.02		3.85

Other expenses (net of other income)
Interest expense	- before tax	(5,570)		(4,725)		(16,971)		(14,148)
	- after tax	(3,620)	(0.06)	(3,071)	(0.05)	(11,031)	(0.19)	(9,196)	(0.17)

Other Expense - after tax		$(3,566)	(0.07)	$(2,000)	(0.04)	(13,616)	(0.24)	$(12,517)	(0.22)

Diluted weighted avg shares outstanding		56,900		55,862		56,719		55,717

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
(unaudited)
($ in thousands)

	For the three months ended		%	Year to Date		%
	September	September	Increase	September	September	Increase
	2013	2012	(Decrease)	2013	2012	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	30,569	30,839	(0.9)	90,956	93,948	(3.2)
Short-term	21	36	(41.7)	102	103	(1.0)
Other Investments:
Alternative Investments	2,639	935	182.2	10,748	6,396	68.0
Other	-	(438)	(100.0)	(638)	(936)	31.8
Dividends	1,341	1,268	5.8	4,422	3,785	16.8
Miscellaneous	-	41	(100.0)	-	105	(100.0)
	34,570	32,681	5.8	105,590	103,401	2.1

Investment Expense	2,113	2,031	4.0	6,260	6,117	2.3

Net Investment Income Before Tax	32,457	30,650	5.9	99,330	97,284	2.1

Tax	7,947	7,156	11.1	24,281	23,305	4.2

Net Investment Income After Tax	$24,510	23,494	4.3	$75,049	73,979	1.4

Net Investment Income per Share	$0.43	0.42	2.4	$1.32	1.33	(0.8)

Effective Tax Rate	24.5%	23.3%		24.4%	24.0%

Average Yields :

Fixed Maturity Securities:
Pre Tax				3.07%	3.35%
After Tax				2.32%	2.53%

Portfolio:
Pre Tax				2.99%	3.07%
After Tax				2.26%	2.34%

	For the three months ended:			Year to date:
	September	September		September	September
Net Realized Gains (Losses)	2013	2012		2013	2012
Total Fixed Maturities	626	1,302		2,188	1,663
Total Equity Securities	12,885	(2,390)		22,539	1,786
Total Short Term	-	-		-	(2)
Total Other Investments	(80)	-		(2,787)	1

Total	13,431	(1,088)		21,940	3,448
Net of Tax	8,731	(708)		14,261	2,241

As of September 30, 2013 year-to-date new money rates for fixed maturity securities were 1.87% on a pre-tax basis and 1.35% on an after tax-basis.

Selective Insurance Group, Inc.
2013 Statutory Results by Line of Business
3rd Quarter 2013 (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2013	2012	Gain/(Loss)
Standard Personal Lines:

Homeowners	$37,224	4.7%	$32,373	8.2%	58.1%	9.3%	32.2%	0.0%	99.6%	70.5%	$(1,423)
Auto	39,664	(0.5)%	38,514	0.6%	64.9%	11.7%	30.7%	0.0%	107.4%	112.8%	(3,203)
Other (including flood)	3,912	(2.7)%	3,827	6.6%	43.9%	9.8%	(77.4)%	0.0%	(23.6)%	(14.8)%	4,785
Total	$80,800	1.7%	$74,714	4.1%	61.0%	9.9%	26.7%	0.0%	97.6%	88.8%	$159

Standard Commercial Lines:

Commercial property	$69,578	11.8%	$57,004	9.2%	27.5%	5.8%	33.8%	(0.1)%	67.0%	81.3%	$14,565
Workers compensation	70,461	6.2%	66,510	1.4%	73.4%	15.3%	27.1%	2.3%	118.2%	115.9%	(13,178)
General liability	115,865	9.3%	100,925	7.6%	44.6%	19.4%	32.1%	0.0%	96.2%	100.4%	(977)
Auto	91,715	13.6%	79,137	8.8%	59.0%	8.1%	30.1%	(0.1)%	97.1%	95.7%	(1,462)
Business owners policies	20,320	11.7%	19,629	10.6%	58.4%	6.1%	37.6%	0.0%	102.1%	101.2%	(680)
Bonds	5,198	12.4%	4,705	(0.2)%	13.6%	5.9%	60.6%	0.0%	80.1%	88.0%	636
Other	3,234	2.1%	3,052	4.5%	0.0%	0.1%	53.1%	0.0%	53.2%	52.9%	1,332
Total	$376,373	10.3%	$330,962	6.9%	50.9%	12.4%	31.9%	0.4%	95.6%	98.8%	$235

Total Standard Operations	$457,173	8.7%	$405,676	6.3%	52.8%	11.9%	31.0%	0.3%	96.0%	96.9%	$394

E&S	35,575	19.5%	31,892	29.0%	47.1%	17.6%	35.8%	0.0%	100.5%	121.6%	(1,475)

Total Insurance Operations	$492,748	9.4%	$437,568	7.7%	52.3%	12.4%	31.3%	0.3%	96.3%	98.4%	$(1,081)

Note: Some amounts may not foot due to rounding.

		2013	2012
	Losses Paid	$194,340	$211,941
	LAE Paid	44,939	43,322
	Total Paid	$239,279	$255,263

Selective Insurance Group, Inc.
2013 Statutory Results by Line of Business
September 2013 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2013	2012	Gain/(Loss)
Standard Personal Lines:

Homeowners	$100,126	6.8%	$95,211	9.8%	56.3%	9.7%	32.4%	0.0%	98.4%	93.6%	$(78)
Auto	117,540	0.2%	115,432	1.6%	66.2%	12.2%	30.2%	0.0%	108.6%	111.0%	(10,552)
Other (including flood)	10,549	(2.0)%	10,655	6.1%	57.1%	8.7%	(99.4)%	0.0%	(33.6)%	(1.4)%	14,158
Total	$228,215	2.9%	$221,298	5.2%	61.5%	9.9%	26.2%	0.0%	97.6%	98.4%	$3,528

Standard Commercial Lines:

Commerical property	$186,531	10.7%	$165,356	8.8%	35.8%	5.7%	36.3%	0.0%	77.8%	93.7%	$28,963
Workers compensation	214,455	4.0%	197,449	(0.3)%	74.4%	15.7%	26.5%	1.8%	118.4%	113.1%	(40,900)
General liability	335,503	9.7%	298,394	7.9%	45.4%	17.3%	33.1%	0.0%	95.7%	101.0%	654
Auto	257,841	11.4%	230,191	7.2%	57.6%	8.3%	31.0%	(0.1)%	96.8%	96.1%	(1,062)
Business owners policies	60,623	11.5%	56,794	9.5%	35.7%	10.1%	39.6%	0.0%	85.4%	101.3%	6,779
Bonds	15,563	5.1%	14,244	1.2%	13.6%	4.7%	60.8%	0.0%	79.2%	86.6%	2,168
Other	9,698	4.5%	9,037	(1.8)%	(0.2)%	0.5%	46.5%	0.0%	46.7%	45.3%	4,507
Total	$1,080,213	9.0%	$971,464	6.0%	51.1%	12.1%	32.7%	0.3%	96.2%	100.5%	$1,109

Total Standard Operations	$1,308,428	7.9%	$1,192,762	5.8%	53.0%	11.7%	31.6%	0.3%	96.6%	100.1%	$4,637

E&S	96,621	15.2%	91,998	82.5%	50.3%	15.9%	35.7%	0.0%	101.9%	120.3%	$(3,356)

Total Insurance Operations	$1,405,049	8.4%	$1,284,760	9.1%	52.8%	12.0%	31.8%	0.3%	96.9%	101.2%	$1,282

Note: Some amounts may not foot due to rounding.

		2013	2012
	Losses Paid	$588,648	$650,956
	LAE Paid	133,548	127,889
	Total Paid	$722,196	$778,845

SELECTIVE INSURANCE GROUP, INC. CONSOLIDATED BALANCE SHEETS	Unaudited
($ in thousands, except share amounts)	September 30, 2013	December 31, 2012
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carrying value (fair value: $448,529 – 2013; $594,661 – 2012)	$421,962	554,069
Fixed maturity securities, available-for-sale – at fair value (amortized cost: $3,573,751 – 2013; $3,130,683 – 2012)	3,633,432	3,296,013
Equity securities, available-for-sale – at fair value (cost: $158,323 – 2013; $132,441 – 2012)	180,506	151,382
Short-term investments (at cost which approximates fair value)	172,087	214,479
Other investments	108,073	114,076
Total investments	4,516,060	4,330,019
Cash	177	210
Interest and dividends due or accrued	36,044	35,984
Premiums receivable, net of allowance for uncollectible accounts of: $4,513 – 2013; $3,906 – 2012	569,214	484,388
Reinsurance recoverables, net	555,579	1,421,109
Prepaid reinsurance premiums	149,182	132,637
Current federal income tax	1,551	2,569
Deferred federal income tax	131,603	119,136
Property and equipment – at cost, net of accumulated depreciation and amortization of: $176,718 – 2013; $169,428 – 2012	50,020	47,131
Deferred policy acquisition costs	177,211	155,523
Goodwill	7,849	7,849
Other assets	71,855	57,661
Total assets	$6,266,345	6,794,216

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for loss and loss expenses	$3,316,291	4,068,941
Unearned premiums	1,111,539	974,706
Notes payable	392,407	307,387
Accrued salaries and benefits	116,682	152,396
Other liabilities	205,217	200,194
Total liabilities	$5,142,136	5,703,624

Stockholders’ Equity:
Preferred stock of $0 par value per share:	$—	—
Authorized shares 5,000,000; no shares issued or outstanding
Common stock of $2 par value per share:
Authorized shares 360,000,000
Issued: 98,957,182 – 2013; 98,194,224 – 2012	197,914	196,388
Additional paid-in capital	284,067	270,654
Retained earnings	1,184,084	1,125,154
Accumulated other comprehensive income	17,083	54,040
Treasury stock – at cost (shares: 43,182,331 – 2013; 43,030,776 – 2012)	(558,939)	(555,644)
Total stockholders’ equity	1,124,209	1,090,592
Commitments and contingencies
Total liabilities and stockholders’ equity	$6,266,345	6,794,216

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
	Quarter ended September 30,		Nine Months ended September 30,
($ in thousands, except per share amounts)	2013	2012	2013	2012
Revenues:
Net premiums earned	$437,568	406,225	1,284,760	1,177,266
Net investment income earned	32,457	30,650	99,330	97,284
Net realized gains (losses):
Net realized investment gains	14,111	1,856	25,124	6,907
Other-than-temporary impairments	(680)	(921)	(3,107)	(1,218)
Other-than-temporary impairments on fixed maturity securities recognized in other comprehensive income	—	(2,023)	(77)	(2,241)
Total net realized gains (losses)	13,431	(1,088)	21,940	3,448
Other income	3,357	1,085	9,677	7,129
Total revenues	486,813	436,872	1,415,707	1,285,127

Expenses:
Loss and loss expense incurred	283,317	272,251	832,760	813,060
Policy acquisition costs	145,314	131,849	428,570	391,026
Interest expense	5,570	4,725	16,971	14,148
Other expenses	8,127	7,733	27,852	24,080
Total expenses	442,328	416,558	1,306,153	1,242,314

Income from continuing operations, before federal income tax	44,485	20,314	109,554	42,813

Federal income tax expense (benefit):
Current	6,367	(5,088)	20,041	1,590
Deferred	5,465	7,128	7,433	4,568
Total federal income tax expense	11,832	2,040	27,474	6,158

Net income from continuing operations	32,653	18,274	82,080	36,655

Loss on disposal of discontinued operations, net of tax of $(538)	—	—	(997)	—

Net income	$32,653	18,274	81,083	36,655

Earnings per share:
Basic net income from continuing operations	$0.59	0.33	1.48	0.67
Basic net loss from discontinued operations	—	—	(0.02)	—
Basic net income	$0.59	0.33	1.46	0.67

Diluted net income from continuing operations	$0.57	0.33	1.45	0.66
Diluted net loss from discontinued operations	—	—	(0.02)	—
Diluted net income	$0.57	0.33	1.43	0.66

Dividends to stockholders	$0.13	0.13	0.39	0.39

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
	Quarter ended September 30,		Nine Months ended September 30,
($ in thousands)	2013	2012	2013	2012
Net income	$32,653	18,274	81,083	36,655

Other comprehensive income, net of tax:
Unrealized gains (losses) on investment securities:
Unrealized holding gains (losses) arising during period	6,383	23,803	(50,576)	41,777
Non-credit portion of other-than-temporary impairments recognized in other comprehensive income	—	1,315	50	1,457
Amount reclassified into net income:
Held-to-maturity securities	(307)	(219)	(1,172)	(1,236)
Non-credit other-than-temporary impairment	1	6	9	177
Realized (gains) losses on available for sale securities	(8,785)	674	(16,107)	(2,243)
Total unrealized (losses) gains on investment securities	(2,708)	25,579	(67,796)	39,932

Defined benefit pension and post-retirement plans:
Net actuarial gain	—	—	28,600	—
Amounts reclassified into net income:
Net actuarial loss	513	904	2,222	2,712
Prior service cost	—	24	6	73
Curtailment expense	—	—	11	—
Total defined benefit pension and post-retirement plans	513	928	30,839	2,785
Other comprehensive (loss) income	(2,195)	26,507	(36,957)	42,717
Comprehensive income	$30,458	44,781	44,126	79,372

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY	Nine Months ended September 30,
($ in thousands)	2013	2012
Common stock:
Beginning of year	$196,388	194,494
Dividend reinvestment plan (shares: 49,964 – 2013; 68,640 – 2012)	100	137
Stock purchase and compensation plans (shares: 712,994 – 2013; 698,723 – 2012)	1,426	1,397
End of period	197,914	196,028

Additional paid-in capital:
Beginning of year	270,654	257,370
Dividend reinvestment plan	1,052	1,064
Stock purchase and compensation plans	12,361	9,093
End of period	284,067	267,527

Retained earnings:
Beginning of year	1,125,154	1,116,319
Net income	81,083	36,655
Dividends to stockholders ($0.39 per share – 2013 and 2012)	(22,153)	(21,859)
End of period	1,184,084	1,131,115

Accumulated other comprehensive income:
Beginning of year	54,040	42,294
Other comprehensive (loss) income	(36,957)	42,717
End of period	17,083	85,011

Treasury stock:
Beginning of year	(555,644)	(552,149)
Acquisition of treasury stock (shares: 151,555 – 2013; 176,513 – 2012)	(3,295)	(3,154)
End of period	(558,939)	(555,303)
Total stockholders’ equity	$1,124,209	1,124,378

SELECTIVE INSURANCE GROUP, INC. UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Nine Months ended September 30,
($ in thousands)	2013	2012
Operating Activities
Net income	$81,083	36,655

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	32,861	29,386
Loss on disposal of discontinued operations	997	—
Stock-based compensation expense	7,428	6,263
Undistributed losses of equity method investments	248	1,090
Net realized gains	(21,940)	(3,448)
Retirement income plan curtailment expense	16	—

Changes in assets and liabilities:
Increase in reserve for losses and loss expenses, net of reinsurance recoverables	112,876	37,463
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	120,667	119,269
Decrease (increase) in net federal income taxes	8,990	(1,050)
Increase in premiums receivable	(84,826)	(53,659)
Increase in deferred policy acquisition costs	(21,688)	(25,744)
Decrease (increase) in interest and dividends due or accrued	(45)	721
Increase in accrued salaries and benefits	8,286	5,365
Increase in accrued insurance expenses	6,895	299
Other-net	(13,859)	15,144
Net adjustments	156,906	131,099
Net cash provided by operating activities	237,989	167,754

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(838,634)	(676,408)
Purchase of equity securities, available-for-sale	(112,742)	(41,004)
Purchase of other investments	(7,864)	(9,050)
Purchase of short-term investments	(1,619,948)	(1,231,519)
Purchase of subsidiary	—	255
Sale of subsidiary	1,225	600
Sale of fixed maturity securities, available-for-sale	6,851	92,170
Sale of short-term investments	1,662,340	1,263,684
Redemption and maturities of fixed maturity securities, held-to-maturity	87,952	91,665
Redemption and maturities of fixed maturity securities, available-for-sale	413,722	297,980
Sale of equity securities, available-for-sale	109,399	58,749
Distributions from other investments	10,546	13,910
Sale of other investments	—	1
Purchase of property and equipment	(10,493)	(9,382)
Net cash used in investing activities	(297,646)	(148,349)

Financing Activities
Dividends to stockholders	(20,532)	(20,188)
Acquisition of treasury stock	(3,295)	(3,154)
Net proceeds from stock purchase and compensation plans	4,305	2,586
Proceeds from issuance of notes payable, net of debt issuance costs	178,435	—
Repayment of notes payable	(100,000)	—
Excess tax benefits from share-based payment arrangements	1,479	904
Repayments of capital lease obligations	(768)	—
Net cash provided by (used in) financing activities	59,624	(19,852)
Net decrease in cash	(33)	(447)
Cash, beginning of year	210	762
Cash, end of period	$177	315

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Sep-30	Sep-30	Dec-31
	2013	2012	2012

ASSETS
Bonds	$3,936,304	3,606,161	3,617,371
Common stocks	180,506	155,577	151,382
Affiliated mortgage loan	36,905	37,618	37,443
Other investments	174,064	188,131	180,110
Short-term investments	149,227	198,334	208,845
Total investments	4,477,006	4,185,821	4,195,151

Cash on hand and in banks	(32,507)	(42,644)	(76,957)
Interest and dividends due and accrued	35,915	35,496	35,979
Premiums receivable	567,753	518,142	482,227
Reinsurance recoverable on paid losses and expenses	9,036	9,200	11,354
Deferred tax recoverable	161,229	150,194	147,495
EDP equipment	890	1,332	1,372
Equities and deposits in pools and associations	9,623	7,491	12,734
Receivable for sold securities	441	337	257
Other assets	31,821	31,489	28,541
Total assets	$5,261,207	4,896,858	4,838,153

LIABILITIES
Reserve for losses	$2,316,960	2,191,838	2,226,858
Reinsurance payable on paid loss and loss expense	2,067	2,191	2,298
Reserve for loss expenses	447,838	433,502	427,560
Unearned premiums	962,357	878,291	842,068
Reserve for commissions payable	55,601	47,032	52,304
Ceded balances payable	33,087	17,711	271
Federal income tax payable	26,976	8,671	5,346
Premium and other taxes payable	28,201	21,344	24,604
Borrowed money	58,042	58,042	58,044
Reserve for dividends to policyholders	2,242	3,370	2,665
Reserves for unauthorized reinsurance	7,498	1,785	7,498
Payable for securities	9,429	36,944	7,682
Funds withheld on account of others	7,261	6,164	11,231
Accrued salaries and benefits	57,388	85,308	102,070
Other liabilities	51,463	16,171	17,547
Total liabilities	4,066,410	3,808,364	3,788,046

POLICYHOLDERS' SURPLUS
Capital	42,725	42,625	42,725
Paid in surplus	492,869	435,844	435,744
Unassigned surplus	659,203	610,025	571,638
Total policyholders' surplus	1,194,797	1,088,494	1,050,107
Total liabilities and policyholders' surplus	$5,261,207	4,896,858	4,838,153

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended				Nine Months Ended
	September				September

UNDERWRITING	2013		2012		2013		2012

Net premiums written	492,748		450,518		1,405,049		1,296,253

Net premiums earned	437,568		406,225		1,284,760		1,177,266

Net losses paid	194,340		211,941		588,648		650,956
Change in reserve for losses	34,582		14,399		90,103		18,810
Net losses incurred	228,922	52.3%	226,340	55.7%	678,751	52.8%	669,766	56.9%
Net loss expenses paid	44,939		43,322		133,548		127,889
Change in reserve for loss expenses	9,105		2,230		20,278		14,960
Net loss expenses incurred	54,044	12.4%	45,552	11.2%	153,826	12.0%	142,849	12.1%
Net underwriting expenses incurred	157,251	31.9%	143,322	31.8%	455,731	32.4%	419,086	32.4%
Total deductions	440,217		415,214		1,288,308		1,231,701
Statutory underwriting loss	(2,649)		(8,989)		(3,548)		(54,435)

Net loss from premium balances charged off	(671)		(566)		(2,021)		(2,671)
Finance charges and other income	3,566		2,658		10,244		7,553
Total other income	2,895	-0.6%	2,092	-0.5%	8,223	-0.6%	4,882	-0.4%
Policyholders' dividends incurred	(1,326)	0.3%	(685)	0.2%	(3,393)	0.3%	(2,829)	0.2%
Total underwriting (loss) gain	(1,080)	96.3%	(7,582)	98.4%	1,282	96.9%	(52,382)	101.2%

INVESTMENT
Net investment income earned	32,278		31,282		99,620		98,554
Net realized gain (loss)	13,431		(1,224)		19,793		3,309
Total income before federal income tax	44,629		22,476		120,695		49,481
Federal income tax expense	10,250		2,108		42,937		13,230

Net income	34,379		20,368		77,758		36,251

Policyholders' Surplus
Surplus, beginning of period	1,170,612		1,067,881		1,050,107		1,062,707

Net income	34,379		20,368		77,758		36,251
Change in deferred taxes	(1,865)		(2,940)		6,204		4,724
Change in unrealized gains	(4,877)		6,578		3,675		8,619
Dividends to stockholders	(6,662)		(151,239)		(25,444)		(179,713)
Change in cumulative effect of acctg principle	-		-		-		44,296
Paid in common stock	-		8,400		-		10,300
Paid in surplus	-		130,722		57,125		130,722
Surplus - transferred to capital	-		-		-		(1,900)
Change in non-admitted assets	2,271		8,723		15,700		16,758
Change in additional admitted deferred taxes	-		-		-		(44,296)
Change in Overfunded Contra Asset	(1,184)		-		(11,091)		-
Qualified Pension Transitional Liability	1,847		-		(32,032)		-
Excess Plan Transitional Liability	16		-		(562)		-
PRL Plan Transitional Liability	10		-		(1,189)		-
Change in minimum pension liability	-		-		54,755		-
Surplus adjustments	250		1		(209)		26

Net change in surplus for period	24,185		20,613		144,690		25,787

Surplus, end of period	1,194,797		1,088,494		1,194,797		1,088,494

Statutory underwriting (loss) gain	(1,080)		(7,582)		1,282		(52,382)

Adjustments under GAAP:
Deferred policy acquisition costs	12,132		9,106		21,687		25,744
Pension costs	(101)		70		5,723		210
Other, net	(800)		(733)		(1,897)		(1,036)
GAAP underwriting gain (loss)	10,151		861		26,795		(27,464)

Note: Some amounts or ratios may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of September 30, 2013
(unaudited)
	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,230,449	9,604,139	759,615	0.53	0.99
Silverpeak RE III	2008	15,000,000	7,974,598	2,780,185	(126,433)	0.04	0.43
Total - Real Estate		35,000,000	10,205,047	12,384,324	633,182	0.40	0.85
Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	579,578	118,830	0.98	1.02
GS Mezz V	2007	25,000,000	12,373,976	8,998,702	861,076	0.75	1.29
New Canaan V	2012	7,000,000	4,344,571	2,589,099	154,038	0.04	1.02
Centerfield Capital	2012	3,000,000	2,077,118	753,836	(38,307)	0.07	0.89
Total - Mezz. Financing		44,000,000	18,795,665	12,921,215	1,095,638	0.76	1.15
Distressed Debt
Varde VIII	2006	10,000,000	-	4,135,663	908,815	0.85	1.27
Distressed Managers III	2007	15,000,000	2,964,514	7,775,048	1,360,633	0.56	1.14
Total - Distressed Debt		25,000,000	2,964,514	11,910,711	2,269,448	0.68	1.19
Private Equity
Prospector	1997	5,000,000	-	410,216	-	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,443,707	1,773,098	208,472	1.61	1.80
NB Co-Invest	2006	15,000,000	1,606,799	7,483,266	320,798	0.82	1.34
Trilantic Capital Partners IV	2007	11,098,351	1,353,709	8,381,980	1,251,845	0.78	1.56
Trilantic Capital Partners V	2012	7,000,000	6,097,572	902,428	-	-	1.00
Total - Private Equity		48,098,351	10,501,787	18,950,988	1,781,115	1.22	1.69
Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	5,393,868	339,030	0.83	1.31
Vintage IV	2007	20,000,000	4,098,660	12,754,258	1,038,197	0.64	1.30
NB SOF II	2008	12,000,000	2,704,427	7,806,012	943,576	0.71	1.44
Total - Pvt. Eq. Sec. Mkt.		44,000,000	7,702,582	25,954,139	2,320,803	0.71	1.34
Energy/Power Generation
ArcLight I	2002	15,000,000	-	86,393	(12,710)	1.80	1.81
ArcLight II	2003	15,000,000	2,295,492	1,263,967	(425,242)	1.38	1.45
ArcLight III	2006	15,000,000	2,037,794	6,231,613	1,738,423	0.94	1.33
Quintana Energy	2006	10,000,000	455,080	7,014,622	446,703	0.54	1.27
ArcLight IV	2007	10,000,000	2,287,578	2,452,690	258,653	1.05	1.29
Total - Energy/Power Generation		65,000,000	7,075,944	17,049,285	2,005,827	1.22	1.46
Venture Capital
Venture V	2001	9,600,000	400,000	7,018,382	641,897	0.50	1.27
Total - Venture Capital		9,600,000	400,000	7,018,382	641,897	0.50	1.27
TOTAL - ALTERNATIVE INVESTMENTS		$270,698,351	57,645,538	106,189,044	10,747,910	0.90	1.33
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Exhibit may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
September 30, 2013
($ in thousands)
(unaudited)

Exposure = 30% Held-to-Maturity; 70% Available-for-Sale

Repayment Source Composition by State
Market Values

State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	TX - Permanent School Fund (PSF)	% of State	Total	% of Total
TX	41,701	47%	45,993	52%	1,079	1%	-	0%	88,773	7%
TX-PSF	-	0%	-	0%	-	0%	23,308	100%	23,308	2%
WA	51,569	56%	34,877	37%	6,717	7%	-	0%	93,163	7%
NY	68,579	88%	9,735	12%	-	0%	-	0%	78,314	6%
FL	52,909	78%	-	0%	15,139	22%	-	0%	68,048	5%
AZ	53,279	87%	7,923	13%	-	0%	-	0%	61,202	5%
CO	16,741	34%	31,824	66%	-	0%	-	0%	48,565	4%
MO	18,846	42%	16,349	36%	10,065	22%	-	0%	45,260	3%
CA	41,168	93%	3,299	7%	-	0%	-	0%	44,467	3%
NC	23,328	55%	13,133	31%	5,924	14%	-	0%	42,385	3%
OH	19,831	51%	9,436	25%	9,440	24%	-	0%	38,707	3%
Pre-refunded	51,397	48%	45,893	43%	4,250	4%	5,314	5%	106,854	8%
Other	308,656	53%	153,772	26%	123,668	21%	-	0%	586,096	44%
Grand Total	748,004	57%	372,234	28%	176,282	13%	28,622	2%	1,325,142	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Maturity Securities
September 30, 2013
($ in millions)
(Unaudited)

	Fair Value	Unrealized Gain (Loss)	Weighted Average Credit Quality
AFS Fixed Maturity Portfolio:
U.S. government obligations	$180.8	11.6	AA+
Foreign government obligations	29.7	0.9	AA-
State and municipal obligations	929.5	11.1	AA
Corporate securities	1,663.1	33.5	A
Mortgage-backed securities (“MBS”)	679.5	2.0	AA+
Asset-backed securities (“ABS”)	150.8	0.6	AAA
Total AFS fixed maturity portfolio	$3,633.4	59.7	AA-
State and Municipal Obligations:
General obligations	$438.6	5.8	AA+
Special revenue obligations	490.9	5.3	AA
Total state and municipal obligations	$929.5	11.1	AA
Corporate Securities:
Financial	$522.7	13.0	A
Industrials	112.2	4.1	A-
Utilities	143.5	1.0	A-
Consumer discretionary	189.4	3.6	A-
Consumer staples	164.2	4.3	A
Healthcare	170.8	4.0	A
Materials	94.9	1.4	BBB+
Energy	88.0	1.2	A-
Information technology	105.6	(0.2)	A+
Telecommunications services	64.3	0.6	BBB+
Other	7.5	0.5	AA+
Total corporate securities	$1,663.1	33.5	A
MBS:
Government guaranteed agency commercial mortgage-backed securities ("CMBS")	$35.5	1.0	AA+
Other agency CMBS	9.1	(0.3)	AA+
Non-agency CMBS	107.4	(1.2)	AA
Government guaranteed agency residential MBS ("RMBS")	61.4	1.8	AA+
Other agency RMBS	418.9	0.1	AA+
Non-agency RMBS	42.0	0.5	A-
Alternative-A (“Alt-A”) RMBS	5.2	0.1	A+
Total MBS	$679.5	2.0	AA+
ABS:
ABS	$150.0	0.5	AAA
Sub-prime ABS1, 2	0.8	0.1	CCC
Total ABS	$150.8	0.6	AAA

1We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
2Subprime ABS consists of one security whose issuer is currently expected by rating agencies to default on its obligations.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
September 30, 2013
($ in millions)
(Unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized/ Unrecognized Gain	Weighted Average Credit Quality
HTM Fixed Maturity Portfolio:
Foreign government obligations	$5.6	5.5	0.1	0.2	0.3	AA+
State and municipal obligations	395.6	376.3	19.3	4.1	23.4	AA
Corporate securities	31.8	28.8	3.0	(0.5)	2.5	A
MBS	9.6	6.3	3.3	(1.0)	2.3	AA
ABS	5.9	5.1	0.8	(0.8)	—	A+
Total HTM portfolio	$448.5	422.0	26.5	2.0	28.5	AA
State and Municipal Obligations:
General obligations	$124.2	118.7	5.5	2.3	7.8	AA
Special revenue obligations	271.4	257.6	13.8	1.8	15.6	AA
Total state and municipal obligations	$395.6	376.3	19.3	4.1	23.4	AA
Corporate Securities:
Financial	$7.4	6.8	0.6	(0.2)	0.4	BBB+
Industrials	7.9	6.8	1.1	(0.2)	0.9	A
Utilities	14.6	13.3	1.3	(0.1)	1.2	A+
Consumer discretionary	1.9	1.9	—	—	—	AA
Total corporate securities	$31.8	28.8	3.0	(0.5)	2.5	A
MBS:
Non-agency CMBS	$9.6	6.3	3.3	(1.0)	2.3	AA
Total MBS	$9.6	6.3	3.3	(1.0)	2.3	AA
ABS:
ABS	$3.4	3.3	0.1	(0.1)	—	BBB+
Alt-A ABS	2.5	1.8	0.7	(0.7)	—	AAA
Total ABS	$5.9	5.1	0.8	(0.8)	—	A+